UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10071

Oppenheimer Discovery Mid Cap Growth Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 10/31/2013

Item 1. Reports to Stockholders.

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER

DISCOVERY MID CAP GROWTH FUND

ANNUAL REPORT 10.31.2013

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/13

	Class A Shares of the Fund
	Without Sales	With Sales	Russell Midcap	Russell 2500	Russell 2000
	Charge	Charge	Growth Index	Growth Index	Growth Index
1-Year	32.11%	24.51%	33.93%	37.60%	39.84%

5-Year	16.83	15.45	20.32	20.87	19.27

10-Year	7.49	6.85	9.60	9.85	9.14

Prior to June 28, 2013, Oppenheimer Discovery Mid Cap Growth Fund was named Oppenheimer Small- & Mid-Cap Growth Fund.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 32.11% during the reporting period. In comparison, the Russell Midcap Growth Index (the “Index”) and the Russell 2500 Growth Index returned 33.93% and 37.60%, respectively. For the trailing 3-year period ended October 31, 2013, the Fund’s Class A shares (without sales charge) produced a total return of 18.64% compared to 18.42% for the Russell Midcap Growth Index.

As a reminder, on June 28, 2013, the Fund changed its name from Oppenheimer Small- & Mid-Cap Growth Fund to Oppenheimer Discovery Mid Cap Growth Fund and the Fund’s benchmark is now the Russell Midcap Growth Index. The new name and benchmark more closely reflect the Fund’s investment focus in the mid-cap space.

MARKET OVERVIEW

Over the first half of the period, risk markets rallied in response to accommodative polices established by central banks throughout the world. Prior to the start of the period, the Federal Reserve (the “Fed”) launched an open-ended quantitative easing program involving monthly purchases of $85 billion of

U.S. government securities and mortgage-backed securities. The quantitative easing program was designed to help boost the U.S. economy by keeping mortgage rates and other long-term interest rates low. While Europe continued to struggle with its sovereign debt crisis, analysts were encouraged when the

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

head of the European Central Bank publicly stated his intent to support the euro as the European Union’s common currency. Even in Japan, which had been mired in economic weakness for years, new government leadership adopted stimulative economic policies and the Bank of Japan (the “BoJ”) announced a massive quantitative easing program.

In late May, relatively hawkish remarks by Fed chairman Ben Bernanke were widely interpreted as a signal that U.S. monetary policymakers would begin to back away from their quantitative easing program sooner than expected, sparking heightened volatility in financial markets throughout the world. Additionally, fears began to creep into the market about a possible slowdown in the world’s emerging economies. As a result, risk assets sold off across the board, with Japanese stocks and emerging market debt absorbing the brunt of the selling. Market conditions generally stabilized over the summer of 2013. Despite a roughly two week U.S. government shutdown in October, equity markets generally resumed their upward trend through September and October as the Fed refrained from cutting back its quantitative easing program.

FUND REVIEW

During the reporting period, the Fund enjoyed good relative performance in the information technology, energy, financials and industrials sectors largely due to positive stock selection. However, this was offset by relatively weak stock selection in consumer staples, consumer discretionary and materials, which caused the Fund to underperform the Index.

Two information technology companies were top performers, LinkedIn Corp. and CoStar Group, Inc. LinkedIn, the largest professional networking website, released strong earnings results throughout the year and all three of the company’s segments grew significantly faster than the overall market. CoStar Group is a leading provider of information services to the commercial real estate industry. As commercial real estate activity accelerated through the year, CoStar reported a series of strong quarterly results. The company also benefited from its 2012 acquisition of LoopNet, as synergies appear to be greater than expected.

Another strong performer during the period was health care company Actavis plc. Actavis has become one of the largest generic drug companies in the world through a series of strategic acquisitions and new generic drug launches. Their most recent acquisition of Warner Chilcott was announced in May 2013 and we believe it will be accretive to earnings. We have owned Actavis for a number of years and it has grown into our largest health care holding.

In the financial services sector, our long-term investment in the Affiliated Managers Group, Inc. (“AMG”) made a strong contribution during the period. AMG is an asset management company providing investment management services to mutual funds,

4      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

institutional clients, and high net worth individuals. Strong relative performance by the Company’s affiliate investment managers led to large inflows during the period and total assets under management exceeded $500 billion by 9/30/13. AMG remains our largest holding in financial services.

The most significant detractors from performance this period included information technology stocks Teradata Corp. and Rackspace Hosting, Inc., as well as consumer staples stock The Fresh Market, Inc. Teradata (a data warehouse provider) and The Fresh Market (an operator of premium grocery stores) reported disappointing third quarter results near the end of the period. Rackspace reported weak results early in 2013 due to unexpected price competition in their core web hosting market. We exited each of these holdings during the period.

STRATEGY & OUTLOOK

At the end of the reporting period relative to the Index, the Fund was overweight the information technology, industrials and energy sectors while underweight consumer discretionary, consumer staples and materials.

Our long-term investment process is unchanged as we focus on outperforming the Index with superior stock selection. We seek dynamic companies with above-average and sustainable revenue and earnings growth potential. We also continue to favor well-established, high-quality growth companies with proven management teams.

The macroeconomic environment remains characterized by modest economic expansion, slow corporate profit growth and low (albeit more volatile) interest rates. We believe this environment places a bigger premium on companies that can generate organic growth, which is a favorable backdrop for the Fund.

Ronald J. Zibelli, Jr., CFA Portfolio Manager

5      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS
Tractor Supply Co.	2.1%

LinkedIn Corp., Cl. A	2.0

Affiliated Managers Group, Inc.	1.8

Actavis plc	1.7

CoStar Group, Inc.	1.7

Whole Foods Market, Inc.	1.6

SBA Communications Corp., Cl. A	1.6

Cooper Cos., Inc. (The)	1.5

B/E Aerospace, Inc.	1.5

Kansas City Southern	1.5

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES
Software	9.6%

Internet Software & Services	6.6

Specialty Retail	6.2

Machinery	6.2

Health Care Providers & Services	4.3

Oil, Gas & Consumable Fuels	3.8

Hotels, Restaurants & Leisure	3.3

IT Services	3.3

Energy Equipment & Services	3.1

Aerospace & Defense	2.9

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2013, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2013, and are based on the total market value of common stocks.

6      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/13

	Inception Date	1-Year		5-Year	10-Year
Class A (OEGAX)	11/1/00	32.11%		16.83%	7.49%
Class B (OEGBX)	11/1/00	30.94%		15.89%	6.97%
Class C (OEGCX)	11/1/00	31.06%		15.95%	6.66%
Class I (OEGIX)	2/28/13	23.69%	*	N/A	N/A
Class N (OEGNX)	3/1/01	31.76%		16.52%	7.20%
Class Y (OEGYX)	11/1/00	32.61%		17.44%	8.09%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/13

	Inception Date	1-Year		5-Year	10-Year
Class A (OEGAX)	11/1/00	24.51%		15.45%	6.85%
Class B (OEGBX)	11/1/00	25.94%		15.67%	6.97%
Class C (OEGCX)	11/1/00	30.06%		15.95%	6.66%
Class I (OEGIX)	2/28/13	23.69%	*	N/A	N/A
Class N (OEGNX)	3/1/01	30.76%		16.52%	7.20%
Class Y (OEGYX)	11/1/00	32.61%		17.44%	8.09%

*Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. There is no sales charge for Class I and Class Y shares. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the Russell Midcap Growth Index, the Russell 2500 Growth Index and the Russell 2000 Growth Index. The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth

7      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

values. The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Fund has changed its benchmarks from the Russell Midcap Growth Index, the Russell 2500 Growth Index and the Russell 2000 Growth Index to the Russell Midcap Growth Index, which it believes is a more appropriate measure of the Fund’s performance. The Fund will not show performance for the Russell 2500 Growth Index and the Russell 2000 Growth Index in its next annual report. The indices are unmanaged and cannot be purchased directly by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Actual	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Expenses Paid During 6 Months Ended October 31, 2013

Class A	$1,000.00	$1,197.40	$8.23

Class B	1,000.00	1,193.00	12.39

Class C	1,000.00	1,192.80	12.56

Class I	1,000.00	1,201.00	5.11

Class N	1,000.00	1,195.90	9.78

Class Y	1,000.00	1,199.90	6.06

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,017.74	7.55

Class B	1,000.00	1,013.96	11.38

Class C	1,000.00	1,013.81	11.54

Class I	1,000.00	1,020.57	4.70

Class N	1,000.00	1,016.33	8.98

Class Y	1,000.00	1,019.71	5.56

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2013 are as follows:

Class	Expense Ratios

Class A	1.48%

Class B	2.23

Class C	2.26

Class I	0.92

Class N	1.76

Class Y	1.09

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT OF INVESTMENTS October 31, 2013

	Shares	Value

Common Stocks—97.5%
Consumer Discretionary—21.6%

Auto Components—1.6%
Delphi Automotive plc	70,640	$4,040,608

TRW Automotive Holdings Corp.[1]	41,010	3,080,261

		7,120,869

Distributors—1.4%
LKQ Corp.[1]	180,370	5,957,621

Hotels, Restaurants & Leisure—3.3%
Chipotle Mexican Grill, Inc.[1]	7,620	4,015,511

Domino’s Pizza, Inc.	30,990	2,078,189

Dunkin’ Brands Group, Inc.	93,660	4,465,709

Wynn Resorts Ltd.	24,730	4,111,363

		14,670,772

Household Durables—1.4%
Harman International Industries, Inc.	72,810	5,899,066

Internet & Catalog Retail—1.5%
Netflix, Inc.[1]	12,220	3,940,706

TripAdvisor, Inc.[1]	28,960	2,395,282

		6,335,988

Leisure Equipment & Products—1.1%
Polaris Industries, Inc.	36,280	4,750,866

Media—2.5%
AMC Networks, Inc., Cl. A1	58,880	4,126,899

Lions Gate Entertainment Corp.[1]	152,020	5,256,852

Sinclair Broadcast Group, Inc., Cl. A	59,350	1,902,761

		11,286,512

Specialty Retail—6.2%
Conn’s, Inc.[1]	23,780	1,437,263

GNC Holdings, Inc., Cl. A	64,470	3,792,125

Lumber Liquidators Holdings, Inc.[1]	24,450	2,791,945

O’Reilly Automotive, Inc.[1]	31,470	3,896,301

Restoration Hardware Holdings, Inc.[1]	33,990	2,370,463

Tractor Supply Co.	125,310	8,940,868

Ulta Salon, Cosmetics & Fragrance, Inc.[1]	29,240	3,767,574

		26,996,539

Textiles, Apparel & Luxury Goods—2.6%
Michael Kors Holdings Ltd.[1]	69,770	5,368,802

	Shares	Value

Textiles, Apparel & Luxury Goods (Continued)
Under Armour, Inc., Cl. A1	74,750	$6,065,963

		11,434,765

Consumer Staples—4.6%

Beverages—0.7%
Constellation Brands, Inc., Cl. A1	48,050	3,137,665

Food & Staples Retailing—2.1%
Sprouts Farmers Market, Inc.[1]	46,460	2,139,948

Whole Foods Market, Inc.	110,200	6,956,926

		9,096,874

Food Products—0.4%
Hormel Foods Corp.	44,690	1,942,227

Personal Products—1.4%
Estee Lauder Cos., Inc. (The), Cl. A	29,590	2,099,706

Nu Skin Enterprises, Inc., Cl. A	34,300	4,010,699

		6,110,405

Energy—6.9%

Energy Equipment & Services—3.1%
Bristow Group, Inc.	20,280	1,631,932

Core Laboratories NV	11,390	2,132,436

Dril-Quip, Inc.[1]	40,400	4,743,768

Oceaneering International, Inc.	54,750	4,701,930

		13,210,066

Oil, Gas & Consumable Fuels—3.8%
Antero Resources Corp.[1]	29,500	1,666,455

Cabot Oil & Gas Corp.	87,850	3,102,862

Concho Resources, Inc.[1]	22,020	2,435,632

Gulfport Energy Corp.[1]	62,440	3,664,604

Oasis Petroleum, Inc.[1]	109,700	5,841,525

		16,711,078

Financials—6.2%

Capital Markets—2.7%
Affiliated Managers Group, Inc.[1]	39,040	7,708,058

Financial Engines, Inc.	72,590	4,055,603

		11,763,661

Commercial Banks—2.9%
First Republic Bank	64,300	3,283,801

Signature Bank[1]	54,810	5,580,754

SVB Financial Group[1]	37,260	3,568,763

		12,433,318

11      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Consumer Finance—0.6%
Portfolio Recovery Associates, Inc.[1]	43,020	$2,557,539

Health Care—12.9%

Biotechnology—1.4%
BioMarin Pharmaceutical, Inc.[1]	35,260	2,215,033

Incyte Corp.[1]	78,300	3,053,700

NPS Pharmaceuticals, Inc.[1]	35,400	1,018,812

		6,287,545

Health Care Equipment & Supplies—2.0%

Align Technology, Inc.[1]	38,860	2,217,352

Cooper Cos., Inc. (The)	50,880	6,574,205

		8,791,557

Health Care Providers & Services—4.3%
AmerisourceBergen Corp.	51,780	3,382,787

Centene Corp.[1]	67,850	3,810,456

Envision Healthcare Holdings, Inc.[1]	103,790	3,015,099

Premier, Inc., Cl. A1	25,350	781,033

Team Health Holdings, Inc.[1]	70,440	3,059,914

Universal Health Services, Inc., Cl. B	55,100	4,438,856

		18,488,145

Health Care Technology—1.9%
athenahealth, Inc.[1]	18,120	2,419,201

Cerner Corp.[1]	104,040	5,829,361

		8,248,562

Life Sciences Tools & Services—1.6%
Covance, Inc.[1]	37,300	3,329,398

Illumina, Inc.[1]	37,520	3,508,495

		6,837,893

Pharmaceuticals—1.7%
Actavis plc[1]	48,120	7,438,390

Industrials—17.4%

Aerospace & Defense—2.9%
B/E Aerospace, Inc.[1]	79,274	6,433,878

Hexcel Corp.[1]	146,410	6,194,607

		12,628,485

Airlines—0.5%
Copa Holdings SA, Cl. A	14,140	2,114,495

Building Products—2.2%
A.O. Smith Corp.	113,030	5,837,999

Fortune Brands Home & Security, Inc.	95,020	4,093,462

		9,931,461

	Shares	Value

Commercial Services & Supplies—0.8%
Stericycle, Inc.[1]	28,540	$3,316,348

Electrical Equipment—2.3%
Acuity Brands, Inc.	42,760	4,297,808

AMETEK, Inc.	101,882	4,873,016

SolarCity Corp.[1]	19,200	1,022,976

		10,193,800

Machinery—6.2%
Chart Industries, Inc.[1]	25,460	2,736,186

Colfax Corp.[1]	38,560	2,157,818

Graco, Inc.	32,730	2,528,720

Middleby Corp.[1]	20,310	4,623,571

Pall Corp.	20,020	1,612,010

Pentair Ltd.	48,130	3,229,042

WABCO Holdings, Inc.[1]	48,840	4,184,611

Wabtec Corp.	88,770	5,786,916

		26,858,874

Road & Rail—1.5%
Kansas City Southern	52,540	6,384,661

Trading Companies & Distributors—1.0%
United Rentals, Inc.[1]	70,440	4,549,720

Information Technology—22.8%

Computers & Peripherals—1.1%
Stratasys Ltd.[1]	43,340	4,907,388

Internet Software & Services—6.6%
Cornerstone OnDemand, Inc.[1]	69,150	3,275,635

CoStar Group, Inc.[1]	40,540	7,175,175

Criteo SA, Sponsored ADR[1]	10,400	367,224

LinkedIn Corp., Cl. A1	38,510	8,613,532

MercadoLibre, Inc.	16,110	2,168,970

Pandora Media, Inc.[1]	84,120	2,113,936

Yelp, Inc.[1]	37,610	2,548,078

Zillow, Inc., Cl. A1	26,170	2,083,917

		28,346,467

IT Services—3.3%
Alliance Data Systems Corp.[1]	25,300	5,997,618

FleetCor Technologies, Inc.[1]	39,930	4,605,925

MAXIMUS, Inc.	70,190	3,400,705

		14,004,248

Semiconductors & Semiconductor Equipment—2.2%
Cavium, Inc.[1]	77,790	3,135,715

Cree, Inc.[1]	44,590	2,708,842

Xilinx, Inc.	84,370	3,832,085

		9,676,642

Software—9.6%
Aspen Technology, Inc.[1]	124,590	4,763,076

12      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

	Shares	Value

Software (Continued)
CommVault Systems, Inc.[1]	63,210	$4,935,437

Concur Technologies, Inc.[1]	50,190	5,249,874

FireEye, Inc.[1]	4,300	162,755

Guidewire Software, Inc.[1]	46,680	2,367,610

Informatica Corp.[1]	54,980	2,122,228

NetSuite, Inc.[1]	58,835	5,935,275

ServiceNow, Inc.[1]	90,420	4,937,836

Splunk, Inc.[1]	76,170	4,776,621

Tableau Software, Inc., Cl. A1	15,780	969,839

Ultimate Software Group, Inc. (The)[1]	34,260	5,292,485

Workday, Inc., Cl. A1	8,720	652,866

		42,165,902

Materials—3.5%

Chemicals—1.5%
Sherwin-Williams Co. (The)	12,310	2,314,280

Westlake Chemical Corp.	39,240	4,215,161

		6,529,441

Construction Materials—0.8%
Eagle Materials, Inc.	43,930	3,295,189

	Shares	Value

Containers & Packaging—0.8%
Rock-Tenn Co., Cl. A	34,140	$3,653,321

Metals & Mining—0.4%
Carpenter Technology Corp.	26,760	1,587,671

Telecommunication Services—1.6%

Wireless Telecommunication Services—1.6%
SBA Communications Corp., Cl. A1	78,950	6,905,756

Total Common Stocks
(Cost $294,869,836)		424,557,792

Investment Company—2.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.11%[2,3]
(Cost $11,977,245)	11,977,245	11,977,245

Total Investments, at Value
(Cost $306,847,081)	100.3%	436,535,037

Liabilities in Excess of Other Assets	(0.3)	(1,408,884)

Net Assets	100.0%	$435,126,153

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2012	Gross Additions	Gross Reductions	Shares October 31, 2013

Oppenheimer Institutional Money Market Fund, Cl. E	13,458,519	197,903,557	199,384,831	11,977,245

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$11,977,245	$12,212

3. Rate shown is the 7-day yield as of October 31, 2013.

See accompanying Notes to Financial Statements.

13      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2013

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $294,869,836)	$424,557,792
Affiliated companies (cost $11,977,245)	11,977,245

436,535,037

Receivables and other assets:
Shares of beneficial interest sold	1,162,075
Dividends	64,527
Other	17,641

Total assets	437,779,280

Liabilities
Payables and other liabilities:
Investments purchased	1,917,757
Shares of beneficial interest redeemed	481,476
Transfer and shareholder servicing agent fees	84,536
Distribution and service plan fees	82,865
Shareholder communications	39,782
Trustees’ compensation	24,446
Other	22,265

Total liabilities	2,653,127

Net Assets	$435,126,153

Composition of Net Assets
Par value of shares of beneficial interest	$25,222

Additional paid-in capital	288,556,625

Accumulated net investment loss	(3,327,277)

Accumulated net realized gain on investments	20,183,627

Net unrealized appreciation on investments	129,687,956

Net Assets	$435,126,153

14      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $279,704,583 and 15,843,012 shares of beneficial interest outstanding)	$17.65
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$18.73

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $18,329,488 and 1,167,314 shares of beneficial interest outstanding)	$15.70

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $76,998,791 and 4,880,515 shares of beneficial interest outstanding)	$15.78

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $13,434,683 and 704,815 shares of beneficial interest outstanding)	$19.06

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $27,318,474 and 1,609,821 shares of beneficial interest outstanding)	$16.97

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $19,340,134 and 1,016,333 shares of beneficial interest outstanding)	$19.03

See accompanying Notes to Financial Statements.

15      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT OF OPERATIONS For the Year Ended October 31, 2013

Investment Income

Dividends:
Unaffiliated companies	$2,870,989
Affiliated companies	12,212

Interest	154

Other income	14,681

Total investment income	2,898,036

Expenses
Management fees	3,252,717

Distribution and service plan fees:
Class A	578,070
Class B	176,382
Class C	613,495
Class N	107,146

Transfer and shareholder servicing agent fees:
Class A	712,533
Class B	98,287
Class C	199,894
Class I	1,974
Class N	76,662
Class Y	35,865

Shareholder communications:
Class A	86,232
Class B	12,221
Class C	20,465
Class I	6
Class N	4,368
Class Y	2,460

Trustees’ compensation	7,955

Custodian fees and expenses	4,005

Other	52,841

Total expenses	6,043,578
Less waivers and reimbursements of expenses	(58,136)

Net expenses	5,985,442

Net Investment Loss	(3,087,406)

Realized and Unrealized Gain
Net realized gain on investments from unaffiliated companies	46,189,973

Net change in unrealized appreciation/depreciation on investments	60,536,059

Net Increase in Net Assets Resulting from Operations	$103,638,626

See accompanying Notes to Financial Statements.

16      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2013	Year Ended October 31, 2012

Operations
Net investment loss	$(3,087,406)	$(2,925,973)

Net realized gain	46,189,973	4,284,313

Net change in unrealized appreciation/depreciation	60,536,059	21,762,273

Net increase in net assets resulting from operations	103,638,626	23,120,613

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(605,723)	51,496,615
Class B	(4,897,735)	979,856
Class C	7,426,800	8,135,268
Class I	10,742,654	—
Class N	3,732,634	192,514
Class Y	(20,929,782)	14,781,855

	(4,531,152)	75,586,108

Net Assets
Total increase	99,107,474	98,706,721

Beginning of period	336,018,679	237,311,958

End of period (including accumulated net investment loss of $3,327,277 and $2,444,625, respectively)	$435,126,153	$336,018,679

See accompanying Notes to Financial Statements.

17      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$13.36	$12.13	$10 .57	$8.31	$8.11

Income (loss) from investment operations:
Net investment loss[2]	(0.10)	(0.11)[3]	(0.15)	(0.11)	(0.08)
Net realized and unrealized gain	4.39	1.34	1.71	2.37	0.28

Total from investment operations	4.29	1.23	1.56	2.26	0.20

Net asset value, end of period	$17.65	$13.36	$12.13	$10.57	$8.31

Total Return, at Net Asset Value[4]	32.11%	10.14%	14.76%	27.20%	2.47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$279,705	$213,421	$147,699	$83,169	$61,367

Average net assets (in thousands)	$239,530	$174,851	$132,902	$71,047	$57,232

Ratios to average net assets:[5]
Net investment loss	(0.68)%	(0.87)%[3]	(1.23)%	(1.18)%	(1.10)%
Total expenses[6]	1.47%	1.51%	1.54%	1.77%	1.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.47%	1.48%	1.54%	1 .62%	1.46%

Portfolio turnover rate	89%	76%	99%	103%	143%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.03 and 0.20%, respectively, resulting from a special dividend from TransDigm Group, Inc. in October 2012.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2013	1.47%
Year Ended October 31, 2012	1.51%
Year Ended October 31, 2011	1.54%
Year Ended October 29, 2010	1.77%
Year Ended October 31, 2009	1.85%

See accompanying Notes to Financial Statements.

18      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Class B	Year Ended October 31, 2013	Year Ended October 31, 2012		Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$11.99	$10.97		$9.63	$7.64	$7.51

Income (loss) from investment operations:
Net investment loss[2]	(0.20)	(0.20)[3]		(0.22)	(0.17)	(0.13)
Net realized and unrealized gain	3.91	1.22		1.56	2.16	0.26

Total from investment operations	3.71	1.02		1.34	1.99	0.13

Net asset value, end of period	$15.70	$11.99		$10.97	$9.63	$7.64

Total Return, at Net Asset Value[4]	30.94%	9.30%		13.92%	26.05%	1.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,329	$18,520		$16,113	$11,066	$11,528

Average net assets (in thousands)	$17,710	$17,369		$15,321	$10,890	$11,863

Ratios to average net assets:[5]
Net investment loss	(1.50)%	(1.72)%	[3]	(2.02)%	(1.97)%	(1.92)%
Total expenses[6]	2.51%	2.54%		2.58%	2.88%	2.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.31%	2.32%		2.34%	2.42%	2.29%

Portfolio turnover rate	89%	76%		99%	103%	143%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.03 and 0.20%, respectively, resulting from a special dividend from TransDigm Group, Inc. in October 2012.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2013	2.51%
Year Ended October 31, 2012	2.54%
Year Ended October 31, 2011	2.58%
Year Ended October 29, 2010	2.88%
Year Ended October 31, 2009	2.94%

See accompanying Notes to Financial Statements.

19      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$12.04	$11.02	$9.67	$7.66	$7.53

Income (loss) from investment operations:
Net investment loss[2]	(0.20)	(0.20)[3]	(0.22)	(0.17)	(0.13)
Net realized and unrealized gain	3.94	1.22	1.57	2.18	0.26

Total from investment operations	3.74	1.02	1.35	2.01	0.13

Net asset value, end of period	$15.78	$12.04	$11.02	$9.67	$7.66

Total Return, at Net Asset Value[4]	31.06%	9.26%	13.96%	26.24%	1.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$76,999	$52,465	$40,485	$23,583	$18,702

Average net assets (in thousands)	$61,583	$47,571	$35,471	$21,239	$17,362

Ratios to average net assets:[5]
Net investment loss	(1.48)%	(1.70)%[3]	(1.99)%	(1.93)%	(1.87)%
Total expenses[6]	2.25%	2.31%	2.34%	2.57%	2.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.25%	2.29%	2.30%	2.37%	2.23%

Portfolio turnover rate	89%	76%	99%	103%	143%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.03 and 0.20%, respectively, resulting from a special dividend from TransDigm Group, Inc. in October 2012.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2013	2.25%
Year Ended October 31, 2012	2.31%
Year Ended October 31, 2011	2.34%
Year Ended October 29, 2010	2.57%
Year Ended October 31, 2009	2.73%

See accompanying Notes to Financial Statements.

20      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Class I	Period Ended October 31, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$15.41

Income (loss) from investment operations:
Net investment loss[2]	(0.03)
Net realized and unrealized gain	3.68

Total from investment operations	3.65

Net asset value, end of period	$19.06

Total Return, at Net Asset Value[3]	23.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,435

Average net assets (in thousands)	$9,864

Ratios to average net assets:[4]
Net investment loss	(0.24)%
Total expenses[5]	0.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%

Portfolio turnover rate	89%

1. For the period from February 28, 2013 (inception of offering) to October 31, 2013.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Period Ended October 31, 2013	0.92%

See accompanying Notes to Financial Statements.

21      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class N	Year Ended October 31, 2013	Year Ended October 31, 2012		Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$12.88	$11.73		$10.24	$8.08	$7.90

Income (loss) from investment operations:
Net investment loss[2]	(0.14)	(0.15)[3]		(0.17)	(0.13)	(0.10)
Net realized and unrealized gain	4.23	1.30		1.66	2.29	0.28

Total from investment operations	4.09	1.15		1.49	2.16	0.18

Net asset value, end of period	$16.97	$12.88		$11.73	$10.24	$8.08

Total Return, at Net Asset Value[4]	31.76%	9.80%		14.55%	26.73%	2.28%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27,318	$17,456		$15,818	$12,007	$9,141

Average net assets (in thousands)	$21,570	$16,529		$15,322	$10,371	$7,904

Ratios to average net assets:[5]
Net investment loss	(0.99)%	(1.19)%	[3]	(1.47)%	(1.43)%	(1.35)%
Total expenses[6]	1.77%	1.82%		1.82%	2.07%	2.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.76%	1.78%		1.79%	1.86%	1.71%

Portfolio turnover rate	89%	76%		99%	103%	143%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.03 and 0.20%, respectively, resulting from a special dividend from TransDigm Group, Inc. in October 2012.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2013	1.77%
Year Ended October 31, 2012	1.82%
Year Ended October 31, 2011	1.82%
Year Ended October 29, 2010	2.07%
Year Ended October 31, 2009	2.24%

See accompanying Notes to Financial Statements.

22      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Class Y	Year Ended October 31, 2013	Year Ended October 31, 2012		Year Ended October 31, 2011	Year Ended October 29, 2010[1]	Year Ended October 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$14.35	$12.97		$11.23	$8.78	$8.52

Income (loss) from investment operations:
Net investment loss[2]	(0.03)	(0.05)[3]		(0.09)	(0.06)	(0.04)
Net realized and unrealized gain	4.71	1.43		1.83	2.51	0.30

Total from investment operations	4.68	1.38		1.74	2.45	0.26

Net asset value, end of period	$19.03	$14.35		$12.97	$11.23	$8.78

Total Return, at Net Asset Value[4]	32.61%	10.64%		15.49%	27.90%	3.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,340	$34,157		$17,197	$5,914	$3,835

Average net assets (in thousands)	$24,569	$24,900		$13,251	$4,904	$3,294

Ratios to average net assets:[5]
Net investment loss	(0.21)%	(0.39)%	[3]	(0.72)%	(0.61)%	(0.50)%
Total expenses[6]	1.05%	1.02%		1.01%	1.04%	1.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.02%		1.01%	1.04%	0.86%

Portfolio turnover rate	89%	76%		99%	103%	143%

1. October 29, 2010 represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment income per share and the net investment income ratio include $0.03 and 0.20%, respectively, resulting from a special dividend from TransDigm Group, Inc. in October 2012.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2013	1.05%
Year Ended October 31, 2012	1.02%
Year Ended October 31, 2011	1.01%
Year Ended October 29, 2010	1.04%
Year Ended October 31, 2009	1.02%

See accompanying Notes to Financial Statements.

23      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS October 31, 2013

1. Significant Accounting Policies

Oppenheimer Discovery Mid Cap Growth Fund (the “Fund”), formerly Oppenheimer Small- & Mid-Cap Growth Fund, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Class I shares were first publicly offered on February 28, 2013.

The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

24      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

1. Significant Accounting Policies (Continued)

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income[1]	Undistributed Long-Term Gain	Accumulated Loss Carryforward[2,3]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$20,937,516	$—	$128,934,067

1. As of October 31, 2013, the Fund elected to defer $3,303,484 of late year ordinary losses.

2. During the fiscal year ended October 31, 2013, the Fund utilized $20,392,062 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended October 31, 2012, the Fund utilized $3,180,343 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for October 31, 2013. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Gain on Investments[3]
$2,112,399	$2,204,754	$4,317,153

25      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

3. $4,317,153, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

No distributions were paid during the years ended October 31, 2013 and October 31, 2012.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$307,600,970

Gross unrealized appreciation	$130,228,347
Gross unrealized depreciation	(1,294,280)

Net unrealized appreciation	$128,934,067

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended October 31, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$1,173
Payments Made to Retired Trustees	1,229
Accumulated Liability as of October 31, 2013	9,449

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date.

26      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

1. Significant Accounting Policies (Continued)

Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

27      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

28      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

2. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third- party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

29      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of October 31, 2013 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$94,452,998	$—	$—	$94,452,998
Consumer Staples	20,287,171	—	—	20,287,171
Energy	29,921,144	—	—	29,921,144
Financials	26,754,518	—	—	26,754,518
Health Care	56,092,092	—	—	56,092,092
Industrials	75,977,844	—	—	75,977,844
Information Technology	99,100,647	—	—	99,100,647
Materials	15,065,622	—	—	15,065,622
Telecommunication Services	6,905,756	—	—	6,905,756
Investment Company	11,977,245	—	—	11,977,245

Total Assets	$436,535,037	$—	$—	$436,535,037

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

30      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended October 31, 2013[1]		Year Ended October 31, 2012
	Shares	Amount	Shares	Amount

Class A
Sold	5,985,092	$90,013,177	7,586,508	$100,671,792
Redeemed	(6,112,610)	(90,618,900)	(3,789,319)	(49,175,177)

Net increase (decrease)	(127,518)	$(605,723)	3,797,189	$51,496,615

Class B
Sold	154,121	$2,065,037	629,935	$7,462,170
Redeemed	(531,968)	(6,962,772)	(553,013)	(6,482,314)

Net increase (decrease)	(377,847)	$(4,897,735)	76,922	$979,856

Class C
Sold	1,847,847	$25,098,215	1,793,814	$21,174,861
Redeemed	(1,326,265)	(17,671,415)	(1,109,682)	(13,039,593)

Net increase	521,582	$7,426,800	684,132	$8,135,268

Class I
Sold	811,973	$12,538,506	—	$—
Redeemed	(107,158)	(1,795,852)	—	—

Net increase	704,815	$10,742,654	—	$—

Class N
Sold	688,596	$9,876,242	476,690	$6,053,780
Redeemed	(433,652)	(6,143,608)	(470,066)	(5,861,266)

Net increase	254,944	$3,732,634	6,624	$192,514

Class Y
Sold	624,374	$9,923,252	1,714,522	$24,005,546
Redeemed	(1,988,769)	(30,853,034)	(660,011)	(9,223,691)

Net increase (decrease)	(1,364,395)	$(20,929,782)	1,054,511	$14,781,855

1. For the year ended October 31, 2013, for Class A, Class B, Class C, Class N and Class Y shares, and for the period from February 28, 2013 (inception of offering) to October 31, 2013, for Class I shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended October 31, 2013 were as follows:

	Purchases	Sales

Investment securities	$324,320,957	$326,275,493

31      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.90%
Next $200 million	0.85
Next $200 million	0.80
Over $600 million	0.75

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers

32      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

5. Fees and Other Transactions with Affiliates (Continued)

that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2013 were as follows:

Class C	$730,354
Class N	288,652

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor

October 31, 2013	$232,465	$34,249	$6,225	$678

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended October 31, 2013, the Manager waived fees and/or reimbursed the Fund $9,097 for IMMF management fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

33      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Fees and Other Transactions with Affiliates (Continued)

During the year ended October 31, 2013, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class A	$11,365
Class B	36,240
Class N	1,434

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed

34      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

6. Pending Litigation (Continued)

in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

35      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Discovery Mid Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Discovery Mid Cap Growth Fund (formerly Oppenheimer Small- & Mid-Cap Growth Fund), including the statement of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Discovery Mid Cap Growth Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

December 23, 2013

36      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

37      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

38      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Ronald Zibelli, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Adviser and the Sub-Adviser provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmarks and to the performance of other retail mid-cap growth funds. The Board noted that the one-year, three-year, five-year and ten-year performance was better than its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load mid-cap growth funds with comparable asset levels and distribution features. The Fund’s contractual management fees and total expenses were higher than its peer group median and category median.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

39      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

40      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

SPECIAL SHAREHOLDER MEETING Unaudited

On June 21, 2013, a shareholder meeting of Oppenheimer Discovery Mid-Cap Growth Fund (the “Fund”) was held at which the twelve Trustees identified below were elected to the Fund (Proposal No. 1). At the meeting the sub-proposals below (Proposal No. 2 (including certain of its sub-proposals)) and an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware statutory trust (Proposal No. 3) were approved as described in the Fund’s proxy statement dated April 12, 2013. The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees

Brian F. Wruble	14,494,866	221,464
David K. Downes	14,474,469	241,862
Matthew P. Fink	14,464,935	251,396
Edmund Giambastiani, Jr.	14,464,159	252,171
Phillip A. Griffiths	14,471,564	244,766
Mary F. Miller	14,476,564	239,766
Joel W. Motley	14,474,854	241,476
Joanne Pace	14,485,676	230,654
Mary Ann Tynan	14,481,036	235,295
Joseph M. Wikler	14,466,367	249,963
Peter I. Wold	14,487,372	228,958
William F. Glavin, Jr.	14,496,898	219,432

2a: Proposal to revise the fundamental policy relating to borrowing
For	Against	Abstain
9,954,316	496,939	289,606

2b-1: Proposal to revise the fundamental policy relating to concentration of investments
For	Against	Abstain
9,948,308	491,188	301,366

2c-1: Proposal to remove the fundamental policy relating to diversification of investments
For	Against	Abstain
9,948,616	498,311	293,933

2d: Proposal to revise the fundamental policy relating to lending
For	Against	Abstain
9,945,867	492,219	302,773

2e: Proposal to remove the additional fundamental policy relating to estate and commodities
For	Against	Abstain
9,967,457	461,288	312,116

2f: Proposal to revise the fundamental policy relating to senior securities
For	Against	Abstain
9,954,844	465,804	320,213

2g: Proposal to remove the additional fundamental policy relating to underwriting
For	Against	Abstain
9,958,451	469,814	312,596

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain
10,022,935	414,033	303,894

On October 25, 2013, , following an adjournment from a shareholder meeting held on June 21, 2013, as adjourned to August 2, 2013, August 12, 2013, and September 27, a meeting of the Fund was held at which the sub-proposal below (Proposal No. 2r) was approved as described in the Fund’s Proxy Statement. The following is a report of the votes cast:

2r: Proposal to convert the Fund’s investment objective from fundamental to non-fundamental
For	Against	Abstain
11,981,497	574,579	2,387,681

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Year of Birth: 1943	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain

44      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

David K. Downes, Continued	Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 51 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Phillip A. Griffiths, Trustee (since 1999) Year of Birth: 1938	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science

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TRUSTEES AND OFFICERS Unaudited / Continued

Phillip A. Griffiths, Continued	(2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March 2012); Advisory Board Director of The Agile Trading Group LLC (since March 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Board Director of The Komera Project (non-profit) (since April 2012); New York Advisory Board Director of Peace First (non-profit) (since March 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer

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Joanne Pace, Continued	Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Mary Ann Tynan, Trustee (since 2008) Year of Birth: 1945	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (non-profit) (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Chair of Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Year of Birth: 1941	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations

Peter I. Wold, Trustee (since 2005) Year of Birth: 1948	Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2013), President and Principal Executive Officer (since 2009) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 89 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Zibelli, Jr., Gabinet, and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Ronald J. Zibelli, Jr., Vice President (since 2006) Year of Birth: 1959	Vice President and Senior Portfolio Manager of the Sub-Adviser (since May 2006). Prior to joining the Sub-Adviser, he spent six years at Merrill Lynch Investment Managers, during which time he was a Managing Director and Small Cap Growth Team Leader, responsible for managing 11 portfolios. Prior to joining Merrill Lynch Investment Managers, Mr. Zibelli spent 12 years with Chase

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Ronald J. Zibelli, Jr., Continued (since 2006)	Manhattan Bank, including two years as Senior Portfolio Manager (U.S. Small Cap Equity) at Chase Asset Management. A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Global Institutional, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 89 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 89 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 89 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Global Institutional, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial

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TRUSTEES AND OFFICERS Unaudited / Continued

Brian W. Wixted, Continued	Officer of OFI Global Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 89 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

50      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2013 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

52      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

—

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OppenheimerFunds
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2013 OppenheimerFunds Distributor, Inc. All rights reserved.
RA0721.001.1013 December 23, 2013

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $21,200 in fiscal 2013 and $20,800 in fiscal 2012.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $3,000 in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $459,080 in fiscal 2013 and $436,206 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, surprise exams, system conversion testing, and entity reorganization

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $581,620 in fiscal 2013 and $386,424 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,043,700 in fiscal 2013 and $822,630 in fiscal 2012 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Discovery Mid Cap Growth Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	12/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	12/9/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	12/9/2013